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                                                                 EXHIBIT 23.2

                           CONSENT OF DELOITTE & TOUCHE LLP



INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Natural Wonders, Inc. on Form S-8 of our report dated March 11, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Natural Wonders, Inc. for the year ended February 1, 1997.

/s/ Deloitte & Touche

DELOITTE & TOUCHE

March 26, 1998